Supplemental Information

December 31, 2007

Supplemental Information

Table of Contents

December 31, 2007

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 30 to 37, unless noted otherwise. Wholly-owned entities include properties classified as both continuing operations and discontinued operations.

All financial information contained in this document is “unaudited.” In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.	12/31/07

Summary

Amounts in thousands, except per share amounts and ratios

	Three Months Ended
	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06
Shares and units:
Common shares outstanding at end of period	57,167	57,158	57,131	56,711	56,211
Common units outstanding at end of period	4,057	4,059	4,062	4,115	4,733
Weighted average common shares outstanding—basic	56,640	56,628	56,460	56,040	55,740
Weighted average common shares outstanding—diluted	61,347	61,396	61,562	61,900	62,365

Share price:
At end of period	$29.38	$36.67	$37.50	$39.49	$40.76
High close during period	38.26	39.01	43.84	46.95	41.31
Low close during period	28.89	32.09	37.50	37.99	36.40

Financial information:
Land sale gains, net of (impairments)	$(419)	$(564)	$969	$15,835	$6,974
Lease termination income	840	259	1,477	41	618
Straight line rental income	4,048	908	890	1,572	2,401
Capitalized interest	2,489	2,742	2,365	2,147	1,770
Impairments on depreciable properties	—	(384)	—	—	—
Gains on sales of depreciable properties	8,623	8,064	1,475	20,651	10,925
Gain from property insurance settlement	—	—	—	4,128	—
Funds from operations per share—diluted	$0.65	$0.59	$0.58	$0.91	$0.71
Funds from operations per share—diluted, excluding certain items 1/	$0.65	$0.61	$0.60	$0.91	$0.71

Wholly—owned property information:
In-Service rentable square feet:
Office	19,260	19,003	19,194	19,154	19,244
Industrial	6,036	5,942	6,280	6,280	6,281
Retail	1,317	1,318	1,317	1,326	1,327

Total	26,613	26,263	26,791	26,760	26,852

In-Service occupancy:
Office	91.1%	89.7%	88.5%	89.3%	89.0%
Industrial	94.2%	91.4%	90.8%	91.9%	91.7%
Retail	94.9%	94.4%	94.8%	95.4%	95.7%

Total	92.0%	90.4%	89.3%	90.2%	90.0%

1/	Excludes impairments on depreciable assets, losses on debt extinguishments and preferred stock redemption/repurchase charges.

Highwoods Properties, Inc.	i	12/31/07

Corporate Information

Board of Directors

Thomas W. Adler

Gene H. Anderson

Kay N. Callison

Edward J. Fritsch

Lawrence S. Kaplan

Sherry A. Kellett

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

Corporate Officers

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Terry L. Stevens

Senior Vice President, Chief Financial Officer

Daniel L. Clemmens

Vice President, Chief Accounting Officer

S. Hugh Esleeck

Treasurer

Carman J. Liuzzo

Vice President, Investments

Art H. McCann

Chief Information Officer

Jeffrey D. Miller

Vice President, General Counsel and Secretary

Kevin E. Penn

Vice President, Strategy

Tabitha N. Zane

Vice President, Investor Relations and Corporate Communications

Research Coverage

Credit Suisse—North America

John Stewart—212-538-3183

Deutsche Banc Securities

Lou Taylor—212-469-4912

Friedman, Billings, Ramsey & Co., Inc.

Wilkes Graham—703-312-9737

Green Street Advisors

Cedric Lachance—949-640-8780

Morgan Stanley

David Cohen—212-761-8564

Smith Barney Citigroup

Jonathan Litt—212-816-0231

Stifel Nicolaus

John Guinee—410-454-5520

UBS Securities

Jamie Feldman—212-713-4932

Wachovia Securities

Chris Haley—443-263-6773

Highwoods Properties, Inc.	ii	12/31/07

Corporate Information

Divisional Officers

Atlanta/Piedmont Triad

Gene H. Anderson—Senior Vice President

Atlanta, GA

James V. Bacchetta, Vice President

Piedmont Triad, NC

E. F. “Rick” Dehnert, Vice President

Orlando/Tampa

Michael F. Beale—Senior Vice President

Orlando, FL

Michael F. Beale, Senior Vice President

Tampa, FL

Daniel E. Woodward, Vice President

Raleigh

Raleigh, NC

Thomas "Skip" Hill, Vice President

Richmond

Richmond, VA

Paul W. Kreckman, Vice President

Nashville/Memphis/Columbia/Greenville

W. Brian Reames—Senior Vice President

Nashville, TN; Columbia, SC; and Greenville, SC

W. Brian Reames, Senior Vice President

Memphis, TN

Steven L. Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Glenn E. Stephenson, VP of Retail Operations

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Vice President, Investor Relations and Corporate Communications

Phone: 919-431-1529

Fax: 919-431-1439

E-mail: tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Corporate Communications/IR Specialist at:

Phone: 919-431-1529

Email: HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered and self-managed equity real estate investment trust ("REIT") that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of December 31, 2007, the Company owned or had an interest in 378 in-service office, industrial and retail properties encompassing approximately 33.9 million square feet. Highwoods also owned 634 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Mississippi, Missouri, North Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our website at www.highwoods.com.

Highwoods Properties, Inc.	iii	12/31/07

Consolidated Statements of Income

Amounts in thousands, except per share amounts
	Year Ended		Three Months Ended
	12/31/07	12/31/06	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06
Rental and other revenues	$437,059	$409,273	$115,111	$108,854	$106,403	$106,691	$106,544
Operating expenses:
Rental property and other expenses	157,264	150,472	41,432	39,302	38,254	38,276	40,538
Depreciation and amortization	122,172	112,883	30,797	32,199	30,034	29,142	29,694
Impairment of assets held for use	789	—	—	789	—	—	—
General and administrative	41,570	37,309	10,142	9,649	10,868	10,911	11,011

Total operating expenses	321,795	300,664	82,371	81,939	79,156	78,329	81,243

Interest expense:
Contractual	93,992	94,229	24,478	23,728	23,097	22,689	22,374
Amortization of deferred financing costs	2,415	2,375	624	616	609	566	492
Financing obligations	3,930	4,162	962	981	995	992	972

	100,337	100,766	26,064	25,325	24,701	24,247	23,838

Other income/(expense):
Interest and other income	6,413	6,993	1,310	1,471	2,117	1,515	2,707
Settlement of tenant bankruptcy claim	—	1,581	—	—	—	—	1,581
Loss on debt extinguishments	—	(494)	—	—	—	—	(27)

	6,413	8,080	1,310	1,471	2,117	1,515	4,261

Income before disposition of property, insurance gain, minority interest and equity in earnings of unconsolidated affiliates	21,340	15,923	7,986	3,061	4,663	5,630	5,724
Gains on disposition of property, net	20,562	16,157	190	1,288	2,341	16,743	7,862
Gain from property insurance settlement	4,128	—	—	—	—	4,128	—
Minority interest	(3,898)	(2,245)	(631)	(285)	(397)	(2,585)	(1,036)
Equity in earnings of unconsolidated affiliates	14,810	6,841	1,880	1,207	2,006	9,717	1,492

Income from continuing operations	56,942	36,676	9,425	5,271	8,613	33,633	14,042
Discontinued operations:
Income from discontinued operations, net of minority interest	1,865	3,210	101	521	580	663	1,154
Net gains on sales of discontinued operations, net of minority interest	32,012	13,858	7,479	6,175	96	18,262	9,220
Release of FASB FIN 48 tax liability	1,473	—	—	1,473	—	—	—

	35,350	17,068	7,580	8,169	676	18,925	10,374

Net income	92,292	53,744	17,005	13,440	9,289	52,558	24,416
Dividends on preferred stock	(13,477)	(17,063)	(2,838)	(2,680)	(3,846)	(4,113)	(4,113)
Excess of preferred stock redemption cost over carrying value	(2,285)	(1,803)	—	(842)	(1,443)	—	—

Net income available for common stockholders	$76,530	$34,878	$14,167	$9,918	$4,000	$48,445	$20,303

Net income per common share—diluted:
Income from continuing operations	$0.72	$0.32	$0.12	$0.03	$0.06	$0.52	$0.17
Income from discontinued operations	0.62	0.30	0.13	0.14	0.01	0.33	0.18

Net income	$1.34	$0.62	$0.25	$0.17	$0.07	$0.85	$0.35

Weighted average common shares outstanding—diluted	61,547	61,362	61,347	61,396	61,562	61,900	62,365

Dividends declared and paid per common share	$1.700	$1.700	$0.425	$0.425	$0.425	$0.425	$0.425

Highwoods Properties, Inc.	1	12/31/07

Statement of Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts
	Year Ended		Three Months Ended
	12/31/07	12/31/06	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06
Funds from operations:
Net income	$92,292	$53,744	$17,005	$13,440	$9,289	$52,558	$24,416
Dividends to preferred stockholders	(13,477)	(17,063)	(2,838)	(2,680)	(3,846)	(4,113)	(4,113)
Excess of preferred stock redemption cost over carrying value	(2,285)	(1,803)	—	(842)	(1,443)	—	—

Net income available for common stockholders	76,530	34,878	14,167	9,918	4,000	48,445	20,303
Add/(deduct):
Depreciation and amortization of real estate assets	119,754	109,796	30,221	31,602	29,426	28,505	28,946
(Gains) on disposition of depreciable properties	(3,952)	(4,114)	(609)	(1,063)	(1,372)	(908)	(888)
Minority interest from the Operating Partnership in income from operations	3,219	1,640	470	115	229	2,405	877
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	11,738	11,191	2,887	3,107	2,878	2,866	3,048
(Gains) on disposition of depreciable properties	(7,158)	—	—	—	—	(7,158)	—
Discontinued operations:
Depreciation and amortization of real estate assets	1,692	5,438	110	465	513	604	972
(Gains) on disposition of depreciable properties	(34,861)	(15,082)	(8,014)	(7,001)	(103)	(19,743)	(10,037)
Release of FASB FIN 48 tax liability	(1,473)	—	—	(1,473)	—	—	—
Minority interest from the Operating Partnership in income from discontinued operations	2,605	1,538	543	479	49	1,534	919

Funds from operations	$168,094	$145,285	$39,775	$36,149	$35,620	$56,550	$44,140

Funds from operations per share—diluted
Net income available for common stockholders	$1.34	$0.62	$0.25	$0.17	$0.07	$0.85	$0.35
Add/(deduct):
Depreciation and amortization of real estate assets	1.95	1.79	0.49	0.51	0.48	0.46	0.46
(Gains) on disposition of depreciable properties	(0.06)	(0.07)	(0.01)	(0.02)	(0.02)	(0.01)	(0.01)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.18	0.18	0.05	0.05	0.04	0.04	0.05
(Gains) on disposition of depreciable properties	(0.12)	—	—	—	—	(0.12)	—
Discontinued operations:
Depreciation and amortization of real estate assets	0.03	0.09	—	0.01	0.01	0.01	0.02
(Gains) on disposition of depreciable properties	(0.57)	(0.24)	(0.13)	(0.11)	—	(0.32)	(0.16)
Release of FASB FIN 48 tax liability	(0.02)	—	—	(0.02)	—	—	—

Funds from operations	$2.73	$2.37	$0.65	$0.59	$0.58	$0.91	$0.71

Weighted average shares outstanding—diluted	61,547	61,362	61,347	61,396	61,396	61,562	61,900

Additional information: 1/
Funds from operations, excluding certain items 2/	$170,763	$150,906	$39,775	$37,375	$37,063	$56,550	$44,167

Funds from operations per share, excluding certain items 2/	$2.77	$2.46	$0.65	$0.61	$0.60	$0.91	$0.71

Straight line rental income	$(7,418)
Amortization of lease incentives	962
Depreciation of non-real estate assets	1,754
Ground lease straight line rent	198
Amortization of stock-based compensation	5,031
Amortization of deferred financing costs	2,415
Amortization of accumulated other comprehensive loss	577
Harborview non-cash FMV charge	536
Cash portion of preferred stock repurchase charge	(248)
Non-incremental revenue generating capital expenditures paid: 3/
Building improvements	(19,399)
2nd generation tenant improvements	(36,613)
2nd generation lease commissions	(11,900)
Common dividends and unit distributions paid	(103,718)

1/	Increase or (decrease) to cash flows.
2/	Excludes impairment on depreciable assets, losses or debt extinguishments and preferred stock redemption/repurchase charges.
3/	Excludes capital expenditures paid for buildings sold prior to December 31, 2007.

Highwoods Properties, Inc.	2	12/31/07

Consolidated Balance Sheets

Dollars in thousands
	12/31/07	12/31/06
Assets:
Real estate assets, at cost:
Land	$357,841	$345,548
Buildings and tenant improvements	2,708,989	2,573,032
Development in process	101,661	101,899
Land held for development	103,365	102,642

	3,271,856	3,123,121
Less-accumulated depreciation	(649,765)	(588,307)

Net real estate assets	2,622,091	2,534,814
Real estate and other assets, net, held for sale	10,466	44,321
Cash and cash equivalents	3,140	16,690
Restricted cash	15,896	2,027
Accounts receivable, net	23,521	23,347
Notes receivable, net	5,226	7,871
Accrued straight-line rents receivable, net	74,427	68,364
Investment in unconsolidated affiliates	57,759	60,359
Deferred financing and leasing costs, net	72,188	66,352
Prepaid expenses and other assets	41,954	20,708

Total Assets	$2,926,668	$2,844,853

Liabilities, Minority Interest and Stockholders’ Equity:
Mortgages and notes payable	$1,641,987	$1,465,129
Accounts payable, accrued expenses and other liabilities	155,779	156,737
Financing obligations	35,071	35,530

Total Liabilities	1,832,837	1,657,396
Minority interest	70,251	79,726
Stockholders’ Equity:
Preferred stock	135,437	197,445
Common stock	572	562
Additional paid-in capital	1,448,055	1,449,337
Distributions in excess of net earnings	(559,546)	(538,098)
Accumulated other comprehensive loss	(938)	(1,515)

Total Stockholders’ Equity	1,023,580	1,107,731

Total Liabilities, Minority Interest and Stockholders’ Equity	$2,926,668	$2,844,853

Highwoods Properties, Inc.	3	12/31/07

Estimated Net Asset Value Ranges

December 31, 2007

Dollars in thousands, except per share amounts

NOI Cap Rates:
Office	7.00%	7.25%	7.50%
Retail	5.50%	5.75%	6.00%
Industrial/Other	7.25%	7.50%	7.75%

Consolidated Properties Projected Net Operating Income 1/ 3/
Office	$220,168	$220,168	$220,168
Retail	29,634	29,634	29,634
Industrial/Other	22,176	22,176	22,176

Total	$271,978	$271,978	$271,978

Consolidated Properties Capitalized Value
Office	$3,145,257	$3,036,800	$2,935,573
Retail	538,800	515,374	493,900
Industrial/Other	305,876	295,680	286,142

Total	$3,989,933	$3,847,854	$3,715,615

Highwoods’ Share of Unconsolidated Joint Ventures
Projected 2008 net operating income	$30,584	$30,584	$30,584
Capitalization rates	7.00%	7.25%	7.50%

Capitalized value	$436,914	$421,848	$407,787

Total In-Service Property Value	$4,426,847	$4,269,702	$4,123,402

Value of Other income
Development, leasing and management fees	$4,773	$4,773	$4,773
Capitalization rate	20%	20%	20%

Value of other income	$23,867	$23,867	$23,867

Add Other assets:
Development pipeline investment at 135% of cost 2/	$249,230	$249,230	$249,230
Assets not fairly valued by capitalized NOI valuation method 3/	204,698	204,698	204,698
Property held for sale at net sales price	10,674	10,674	10,674
Land held for development at market value	138,013	138,013	138,013
Cash and cash equivalents	3,140	3,140	3,140
Restricted cash	15,896	15,896	15,896
Accounts receivable, net	23,521	23,521	23,521
Notes receivable and prepaid expenses	47,180	47,180	47,180

Total	$692,352	$692,352	$692,352

Gross Value of Assets	$5,143,066	$4,985,920	$4,839,620

Deductions:
Total liabilities	$155,779	$155,779	$155,779
Mortgages and notes payable	1,641,987	1,641,987	1,641,987
Market value of debt adjustment	(9,065)	(9,065)	(9,065)
Minority interest adjustment 4/	41,280	41,280	41,280
Preferred stock, at liquidation value	135,437	135,437	135,437
Highwoods’ share of unconsolidated joint ventures liabilities	246,814	247,552	247,552

Estimated Net Asset Value	$2,930,834	$2,773,689	$2,627,388

Estimated diluted common shares and common units for 2008	61,425	61,425	61,425

Estimated Net Asset Value Per Share	$47.71	$45.16	$42.77

1/	NOI excludes straight line income, lease termination fee income, NOI related to completed not stablilized developments, and NOI related to assets undervalued by capitalized NOI method.
2/	Represents average increase in value based on projected development yields on cost compared to projected market valuations.
3/	Consolidated Properties NOI is adjusted to eliminate the net NOI for properties for which a NOI capitalization approach is not appropriate. For these assets, an alternative methodology has been applied.
4/	Represents adjustment to reflect the minority interest in the fair value of our consolidated joint ventures.

4

Components of Discontinued Operations

Dollars in thousands
	Year Ended		Three Months Ended
	12/31/07	12/31/06	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06
Rental and other revenues	$7,084	$20,501	$697	$2,011	$2,083	$2,293	$4,070

Operating expenses:
Rental property and other expenses	3,416	8,374	493	990	950	983	1,766
Depreciation and amortization	1,692	5,438	110	465	513	604	972
Impairment of assets held for use	—	2,600	—	—	—	—	—
General and administrative	—	87	—	—	—	—	12

Total operating expenses	5,108	16,499	603	1,455	1,463	1,587	2,750
Interest expense	—	560	—	—	—	—	78
Other income	29	82	15	2	2	10	14
Income/(loss) before minority interest and gains on sales of discontinued operations	2,005	3,524	109	558	622	716	1,256
Minority interest in discontinued operations	(140)	(314)	(8)	(37)	(42)	(53)	(102)

Income/(loss) from discontinued operations before gains on sales of discontinued operations	1,865	3,210	101	521	580	663	1,154
Net gains on sales of discontinued operations	34,477	15,082	8,014	6,617	103	19,743	10,037
Minority interest in discontinued operations	(2,465)	(1,224)	(535)	(442)	(7)	(1,481)	(817)

Net gains on sales of discontinued operations, net of minority interest	32,012	13,858	7,479	6,175	96	18,262	9,220
Net income from discontinued operations before release of FASB FIN 48 tax liability	33,877	17,068	7,580	6,696	676	18,925	10,374
Release of FASB FIN 48 tax liability	1,473	—	—	1,473	—	—	—

Net income from discontinued operations	$35,350	$17,068	$7,580	$8,169	$676	$18,925	$10,374

Highwoods Properties, Inc.	5	12/31/07

Capitalization

Dollars, shares, and units in thousands
	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06
Long-Term Debt (see pages 7 & 8):	$1,641,988	$1,601,474	$1,557,571	$1,487,509	$1,465,129

Financing Obligations:	$35,071	$34,919	$35,683	$35,529	$35,530

Preferred Stock (at liquidation value):
Series A 8 5/8% Perpetual Preferred Stock	$82,937	$82,937	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	52,500	52,500	52,500	92,500	92,500

Total preferred stock	$135,437	$135,437	$157,445	$197,445	$197,445

Common Shares and Units Outstanding:
Common stock outstanding	57,167	57,158	57,131	56,711	56,211
Minority interest partnership units	4,057	4,059	4,062	4,115	4,733

Total common shares and units outstanding	61,224	61,217	61,193	60,826	60,944

Stock price at period end	$29.38	$36.67	$37.50	$39.49	$40.76

Market value of common equity	$1,798,761	$2,244,827	$2,294,738	$2,402,019	$2,484,077

Total market capitalization with debt and obligations	$3,611,257	$4,016,657	$4,045,437	$4,122,502	$4,182,181

See pages 30 to 37 for information regarding Highwoods’ Joint Ventures.

Highwoods Properties, Inc.	6	12/31/07

Long-Term Debt Summary

Dollars in thousands

	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06
Balances Outstanding:
Secured:
Conventional fixed rate 1/	$645,500	$657,408	$659,741	$662,036	$730,732
Variable rate debt	19,811	11,920	1,014	13,688	10,897

Secured total	665,311	669,328	660,755	675,724	741,629

Unsecured:
Fixed rate bonds and notes	748,877	748,846	748,816	748,785	350,000
Credit facility	227,800	183,300	148,000	63,000	373,500

Unsecured total	976,677	932,146	896,816	811,785	723,500

Total	$1,641,988	$1,601,474	$1,557,571	$1,487,509	$1,465,129

End of Period Weighted Average Interest Rates:
Secured:
Conventional fixed rate	6.62%	6.63%	6.63%	6.63%	6.78%
Variable rate debt	6.61%	7.02%	7.11%	6.55%	6.55%

Secured total	6.62%	6.64%	6.63%	6.63%	6.78%

Unsecured:
Fixed rate bonds	6.61%	6.61%	6.61%	6.61%	7.48%
Credit facility	5.80%	6.32%	6.12%	6.12%	6.14%

Unsecured total	6.42%	6.56%	6.53%	6.57%	6.79%

Average	6.50%	6.59%	6.57%	6.60%	6.78%

Maturity Schedule:

	Future Maturities of Debt			Average
Year	Secured Debt 2/	Unsecured Debt	Total Debt 2/	Interest Rate
2008	$—	$100,000	$100,000	7.13%
2009	127,370	277,800	405,170	6.72%
2010	19,811	—	19,811	6.61%
2011	—	—	—	—
2012	212,709	—	212,709	6.94%
2013	268,026	—	268,026	5.90%
2014	37,395	—	37,395	5.79%
2015	—	—	—	—
2016	—	—	—	—
2017	—	398,877	398,877	5.85%
2018	—	200,000	200,000	7.50%

Total maturities	$665,311	$976,677	$1,641,988	6.50%

Weighted average maturity = 6.1 years

1/	Includes a $22.7 million loan related to a consolidated 20% owned joint venture (Harborview) and $37.4 million in loans at December 31, 2007 related to a consolidated 50% joint venture (Markel).
2/	All periods exclude annual principal amortization.

Highwoods Properties, Inc.	7	12/31/07

Long-Term Debt Detail

Dollars in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 12/31/07	Undepreciated Book Value of Assets Secured
Northwestern Mutual	7.05%	Jan-12	$190,000	$297,585
Northwestern Mutual	6.03%	Mar-13	135,594	182,725
Massachusetts Mutual Life Ins. Co. 1/	5.68%	Dec-13	120,971	214,167
Monumental Life Ins. Co. 2/	7.77%	Nov-09	80,408	185,176
Monumental Life Ins. Co. 2/	7.87%	Nov-09	41,321
Metropolitan Life Ins. Co. 3/	6.06%	Oct-12	22,709	38,953
Wells Fargo 4/	6.65%	May-10	12,120	16,263
Principal Life Insurance Company 5/	5.79%	Jan-14	11,463	14,888
Principal Life Insurance Company 5/	5.79%	Jan-14	11,463	18,781
Massachusetts Mutual Life Ins. Co. 1/	6.48%	Dec-13	10,693
Principal Life Insurance Company 5/	5.74%	Jan-14	9,040	14,285
Wells Fargo 4/	6.55%	May-10	7,691	10,688
Principal Life Insurance Company 5/	5.89%	Jan-14	5,427	7,514
Lutheran Brotherhood	6.75%	Apr-09	3,686	8,027
Security Life of Denver	8.85%	Aug-09	1,954	9,392
American United Life	9.00%	Jun-13	771	3,321

	6.62%		665,311	$1,021,765

Unsecured Bonds
Bonds	7.13%	Feb-08	100,000
Bonds	8.13%	Jan-09	50,000
Bonds	5.85%	Mar-17	398,877
Bonds	7.50%	Apr-18	200,000

	6.61%		748,877

Unsecured Loans
Credit facility 4/ 6/ 7/	5.80%	May-09	227,800

Total Debt	6.50%		$1,641,988

1/	These two loans are secured by the same assets.
2/	These two loans are secured by the same assets.
3/	Loan relates to a consolidated 20% owned joint venture (Harborview).
4/	Floating rate loans based on one month libor.
5/	Loans relate to a consolidated 50% owned joint venture (Markel).
6/	Maturity date excludes one-year extension option.
7/	In August, 2007, Company entered into a $50 million swap locking in a fixed rate of 4.7025% for a one year period.

Highwoods Properties, Inc.	8	12/31/07

Portfolio Summary—Wholly-Owned Properties Only 1/

(Rentable Square Feet)

Office Industrial & Retail	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06
In-Service:
Office 2/	19,260,000	19,003,000	19,194,000	19,154,000	19,244,000
Industrial	6,036,000	5,942,000	6,280,000	6,280,000	6,281,000
Retail 3/	1,317,000	1,318,000	1,317,000	1,326,000	1,327,000

Total 4/	26,613,000	26,263,000	26,791,000	26,760,000	26,852,000

Development Completed—Not Stabilized:
Office 2/	607,000	867,000	560,000	600,000	504,000
Industrial	681,000	681,000	681,000	418,000	418,000
Retail	—	—	—	—	—

Total	1,288,000	1,548,000	1,241,000	1,018,000	922,000

Development—In Process:
Office 2/	887,000	1,233,000	1,387,000	1,166,000	1,357,000
Industrial	—	120,000	120,000	383,000	383,000
Retail	30,000	30,000	—	—	—

Total	917,000	1,383,000	1,507,000	1,549,000	1,740,000

Total:
Office 2/	20,754,000	21,103,000	21,141,000	20,920,000	21,105,000
Industrial	6,717,000	6,743,000	7,081,000	7,081,000	7,082,000
Retail 3/	1,347,000	1,348,000	1,317,000	1,326,000	1,327,000

Total 4/	28,818,000	29,194,000	29,539,000	29,327,000	29,514,000

Same Property
Office 2/	18,369,000	18,369,000	18,369,000	18,369,000	18,369,000
Industrial	5,916,000	5,916,000	5,916,000	5,916,000	5,916,000
Retail	1,294,000	1,294,000	1,294,000	1,294,000	1,294,000

Total	25,579,000	25,579,000	25,579,000	25,579,000	25,579,000

Percent Leased/Pre-Leased:
In-Service:
Office	91.1%	89.7%	88.5%	89.3%	89.0%
Industrial	94.2%	91.4%	90.8%	91.9%	91.7%
Retail	94.9%	94.4%	94.8%	95.4%	95.7%

Total	92.0%	90.4%	89.3%	90.2%	90.0%

Development Completed—Not Stabilized:
Office	71.4%	75.9%	69.9%	62.8%	62.8%
Industrial	78.2%	78.2%	61.0%	44.0%	44.0%
Retail	—	—	—	—	—

Total	75.0%	76.9%	65.0%	55.1%	54.3%

Development—In Process:
Office	59.9%	71.2%	72.5%	55.0%	55.3%
Industrial	—	100.0%	0.0%	50.1%	0.0%
Retail	100.0%	100.0%	—	—	—

Total	61.2%	74.3%	66.7%	53.8%	43.1%

Same Property
Office	90.9%	89.8%	88.8%	89.4%	89.7%
Industrial	94.1%	91.4%	91.7%	92.8%	92.9%
Retail	94.8%	94.3%	94.7%	95.3%	95.7%

Total	91.8%	90.4%	89.8%	90.5%	90.7%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Substantially all of our Office properties are located in suburban markets.
3/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes for sale residential units and minor for rent apartment buildings.

Highwoods Properties, Inc.	9	12/31/07

Portfolio Summary

(Continued)

As of December 31, 2007

Summary by Location, Wholly-Owned Properties Only 1/:

	Rentable			Percentage of Annualized Cash Revenue 2/
Market	Square Feet		Occupancy	Office	Industrial	Retail	Total
Raleigh 3/	3,554,000		91.5%	15.4%	—	—	15.4%
Kansas City	2,215,000	4/	89.4%	4.4%	0.0%	9.5%	13.9%
Atlanta	5,289,000		93.0%	9.7%	3.8%	—	13.5%
Tampa	2,418,000		95.0%	13.5%	—	—	13.5%
Nashville	3,184,000		95.1%	13.3%	—	—	13.3%
Piedmont Triad 5/	5,328,000		89.3%	6.8%	3.9%	—	10.7%
Richmond	2,134,000		92.5%	8.9%	—	—	8.9%
Memphis	1,276,000		94.9%	5.8%	—	—	5.8%
Greenville	897,000		85.6%	3.3%	—	—	3.3%
Orlando	218,000		100.0%	1.3%	—	—	1.3%
Other	100,000		69.6%	0.4%	—	—	0.4%

Total	26,613,000		92.0%	82.8%	7.7%	9.5%	100.0%

Summary by Location, Including Joint Venture Properties:

				Percentage of Annualized Cash Revenue 2/ 6/
Market	Rentable Square Feet		Occupancy	Office	Industrial	Retail	Multi-Family	Total
Raleigh	3,732,000		91.9%	13.9%	—	—	—	13.9%
Atlanta	6,124,000		93.6%	10.0%	3.4%	—	—	13.4%
Kansas City	2,929,000	4/	87.9%	4.8%	0.0%	8.4%	—	13.2%
Tampa	2,623,000		95.3%	12.1%	—	—	—	12.1%
Nashville	3,184,000		95.1%	11.8%	—	—	—	11.8%
Piedmont Triad	5,692,000		89.8%	6.4%	3.4%	—	—	9.8%
Richmond	2,547,000		93.7%	8.5%	—	—	—	8.5%
Memphis	1,276,000		94.8%	5.1%	—	—	—	5.1%
Orlando	2,071,000		92.1%	4.5%	—	—	—	4.5%
Des Moines	2,505,000		92.4%	3.3%	0.5%	0.1%	0.4%	4.3%
Greenville	897,000		85.6%	2.9%	—	—	—	2.9%
Other	210,000		85.5%	0.4%	—	—	—	0.4%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	33,938,000		92.2%	83.8%	7.3%	8.5%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is December, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods' share of Joint Venture Annualized Rental Revenue, see page 34.

Highwoods Properties, Inc.	10	12/31/07

Portfolio Summary—Wholly-Owned Properties Only

(Continued)

As of December 31, 2007

	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Cash Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Cash Revenue 2/
Raleigh	3,554,000	91.5%	18.8%	—	—	—
Tampa	2,418,000	95.0%	16.2%	—	—	—
Nashville	3,184,000	95.1%	16.1%	—	—	—
Atlanta	2,470,000	90.5%	11.7%	2,819,000	95.2%	49.7%
Richmond	2,134,000	92.5%	10.8%	—	—	—
Piedmont Triad	2,115,000	83.1%	8.2%	3,213,000	93.4%	50.2%
Memphis	1,276,000	94.9%	7.0%	—	—	—
Kansas City	894,000	81.6%	5.3%	4,000	46.5%	0.1%
Greenville	897,000	85.6%	3.9%	—	—	—
Orlando	218,000	100.0%	1.5%	—	—	—
Other	100,000	69.6%	0.5%	—	—	—

	19,260,000	91.1%	100.0%	6,036,000	94.2%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Cash Revenue 2/
Kansas City 3/	1,317,000	94.9%	100.0%

	1,317,000	94.9%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is December, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

Highwoods Properties, Inc.	11	12/31/07

Occupancy Trends—Office, Industrial and Retail Properties 1/

Market	Measurement	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06
Atlanta	Rentable Square Feet	5,289,000	5,199,000	5,514,000	5,514,000	5,515,000
	Occupancy	93.0%	92.8%	92.9%	92.7%	94.0%
	Current Properties 2/	92.9%	92.8%	92.7%	92.3%	94.1%

Columbia	Rentable Square Feet	—	253,000	253,000	253,000	252,000
	Occupancy	—	82.5%	72.0%	71.0%	48.7%
	Current Properties 2/	—	82.5%	72.0%	71.0%	48.5%

Greenville	Rentable Square Feet	897,000	897,000	1,109,000	1,109,000	1,109,000
	Occupancy	85.6%	87.7%	76.3%	77.2%	75.3%
	Current Properties 2/	85.6%	87.7%	84.0%	85.1%	82.7%

Kansas City 3/	Rentable Square Feet	2,215,000	2,216,000	2,215,000	2,224,000	2,224,000
	Occupancy	89.4%	89.3%	89.5%	89.9%	90.1%
	Current Properties 2/	89.4%	89.3%	89.6%	89.9%	90.0%

Memphis	Rentable Square Feet	1,276,000	1,276,000	1,276,000	1,276,000	1,197,000
	Occupancy	94.9%	92.5%	92.7%	92.8%	91.8%
	Current Properties 2/	94.5%	92.1%	92.2%	92.3%	91.8%

Nashville	Rentable Square Feet	3,184,000	2,875,000	2,875,000	2,875,000	2,876,000
	Occupancy	95.1%	92.5%	90.9%	92.4%	91.6%
	Current Properties 2/	94.6%	92.3%	90.5%	92.1%	91.3%

Orlando	Rentable Square Feet	218,000	218,000	218,000	218,000	218,000
	Occupancy	100.0%	99.4%	98.9%	98.9%	100.0%
	Current Properties 2/	100.0%	99.4%	98.9%	98.9%	100.0%

Piedmont Triad	Rentable Square Feet	5,328,000	5,234,000	5,235,000	5,195,000	5,195,000
	Occupancy	89.3%	86.1%	85.7%	88.3%	88.7%
	Current Properties 2/	89.6%	86.7%	86.4%	88.3%	88.6%

Raleigh	Rentable Square Feet	3,554,000	3,553,000	3,554,000	3,554,000	3,810,000
	Occupancy	91.5%	88.1%	86.5%	86.6%	86.1%
	Current Properties 2/	91.5%	88.1%	86.5%	86.6%	86.6%

Richmond	Rentable Square Feet	2,134,000	2,024,000	2,024,000	2,024,000	2,024,000
	Occupancy	92.5%	91.8%	90.0%	89.8%	89.8%
	Current Properties 2/	92.3%	91.6%	89.9%	89.6%	89.7%

Tampa	Rentable Square Feet	2,418,000	2,418,000	2,418,000	2,418,000	2,332,000
	Occupancy	95.0%	95.6%	96.5%	98.2%	97.7%
	Current Properties 2/	94.8%	95.4%	96.4%	98.1%	97.7%

Total 4/	Rentable Square Feet	26,513,000	26,163,000	26,691,000	26,660,000	26,752,000
	Occupancy	92.0%	90.4%	89.3%	90.2%	90.0%

	Current Properties 2/	91.8%	90.5%	89.8%	90.5%	90.8%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Only includes properties that were owned and in-service for all periods shown.
3/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes a 100,000 square foot building located in South Florida.

Highwoods Properties, Inc.	12	12/31/07

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	12/31/07 2/	9/30/07 3/	6/30/07 4/	3/31/07 5/	12/31/06 6/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	126	121	166	130	137	136
Rentable square footage leased	920,405	1,125,050	865,958	726,080	868,941	901,287
Square footage of Renewal Deals	730,702	720,127	590,542	451,125	601,796	618,858
Renewed square footage (% of total)	79.4%	64.0%	68.2%	62.1%	69.3%	68.7%
New Leases square footage (% of total)	20.6%	36.0%	31.8%	37.9%	30.7%	31.3%

Weighted average per rentable square foot over the lease term:
Base rent	$19.35	$19.32	$20.13	$18.25	$19.72	$19.35
Tenant improvements	(1.64)	(0.93)	(2.00)	(1.70)	(1.77)	(1.61)
Leasing commissions 7/	(0.62)	(0.51)	(0.63)	(0.59)	(0.56)	(0.58)
Rent concessions	(0.19)	(0.40)	(0.21)	(0.06)	(0.22)	(0.22)

Effective rent	16.90	17.48	17.29	15.90	17.17	16.94
Expense stop	(6.05)	(6.31)	(6.04)	(5.06)	(5.45)	(5.78)

Equivalent effective net rent	$10.85	$11.17	$11.25	$10.84	$11.72	$11.16

Weighted average term in years	4.4	4.6	4.5	5.0	5.2	4.7

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$7,696,269	$6,513,821	$8,589,754	$7,604,253	$9,392,949	$7,959,409
Rentable square feet	920,405	1,125,050	865,958	726,080	868,941	901,287

Per rentable square foot	$8.36	$5.79	$9.92	$10.47	$10.81	$8.83

Leasing Commissions:
Total dollars committed under signed leases 7/	$2,719,401	$2,747,213	$2,303,936	$2,107,213	$2,256,508	$2,426,854
Rentable square feet	920,405	1,125,050	865,958	726,080	868,941	901,287

Per rentable square foot	$2.95	$2.44	$2.66	$2.90	$2.60	$2.69

Total:
Total dollars committed under signed leases	$10,415,670	$9,261,034	$10,893,690	$9,711,466	$11,649,457	$10,386,263
Rentable square feet	920,405	1,125,050	865,958	726,080	868,941	901,287

Per rentable square foot	$11.32	$8.23	$12.58	$13.38	$13.41	$11.52

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 91K square feet of leases that start in 2010 or later.
3/	Includes 94K square feet of leases that start in 2009 or later.
4/	Includes 213K square feet of leases that start in 2009 or later.
5/	Includes 98K square feet of leases that start in 2009 or later.
6/	Includes 17K square feet of leases that start in 2009 or later.
7/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	13	12/31/07

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	12/31/07	9/30/07	6/30/07 1/	3/31/07	12/31/06	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	10	8	18	14	17	13
Rentable square footage leased	694,808	115,617	575,033	188,562	539,939	422,792
Square footage of Renewal Deals	538,836	73,793	489,312	175,579	315,423	318,589
Renewed square footage (% of total)	77.6%	63.8%	85.1%	93.1%	58.4%	75.4%
New Leases square footage (% of total)	22.4%	36.2%	14.9%	6.9%	41.6%	24.6%

Weighted average per rentable square foot over the lease term:
Base rent	$4.03	$7.53	$3.82	$4.63	$3.81	$4.76
Tenant improvements	(0.04)	(0.71)	(0.23)	(0.20)	(0.45)	(0.33)
Leasing commissions 2/	(0.05)	(0.14)	(0.06)	(0.04)	(0.14)	(0.09)
Rent concessions	0.00	(0.10)	(0.05)	(0.02)	(0.05)	(0.04)

Effective rent	3.94	6.58	3.48	4.37	3.17	4.30
Expense stop	(0.05)	(1.04)	(0.19)	(0.24)	(0.08)	(0.32)

Equivalent effective net rent	$3.89	$5.54	$3.29	$4.13	$3.09	$3.98

Weighted average term in years	2.6	4.3	2.3	2.5	5.2	3.4

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$40,925	$424,840	$528,135	$142,102	$1,323,790	$491,958
Rentable square feet	694,808	115,617	575,033	188,562	539,939	422,792

Per rentable square foot	$0.06	$3.67	$0.92	$0.75	$2.45	$1.16

Leasing Commissions:
Total dollars committed under signed leases 2/	$136,633	$74,106	$142,246	$23,647	$433,927	$162,112
Rentable square feet	694,808	115,617	575,033	188,562	539,939	422,792

Per rentable square foot	$0.20	$0.64	$0.25	$0.13	$0.80	$0.38

Total:
Total dollars committed under signed leases	$177,558	$498,945	$670,380	$165,749	$1,757,717	$654,070
Rentable square feet	694,808	115,617	575,033	188,562	539,939	422,792

Per rentable square foot	$0.26	$4.32	$1.17	$0.88	$3.26	$1.55

1/	Includes 5K square feet of leases that start in 2008 or later.
2/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	14	12/31/07

Leasing Statistics

Retail Portfolio

	Three Months Ended
	12/31/07 1/	9/30/07	6/30/07	3/31/07 2/	12/31/06	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	12	8	8	9	8	9
Rentable square footage leased	44,509	24,629	14,721	41,357	23,748	29,793
Square footage of Renewal Deals	37,318	18,097	7,072	39,171	9,855	22,303
Renewed square footage (% of total)	83.8%	73.5%	48.0%	94.7%	41.5%	74.9%
New Leases square footage (% of total)	16.2%	26.5%	52.0%	5.3%	58.5%	25.1%

Weighted average per rentable square foot over the lease term:
Base rent	$20.44	$24.06	$33.29	$23.23	$18.27	$23.86
Tenant improvements	(1.46)	(1.17)	(2.57)	(0.12)	(0.08)	(1.08)
Leasing commissions 3/	(0.26)	(0.46)	(1.25)	(0.24)	(0.41)	(0.52)
Rent concessions	0.00	0.00	0.00	0.00	(0.20)	(0.04)

Effective rent	18.72	22.43	29.47	22.87	17.58	22.22
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$18.72	$22.43	$29.47	$22.87	$17.58	$22.22

Weighted average term in years	5.6	6.1	7.0	4.2	8.6	6.3

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$509,473	$260,407	$335,337	$27,507	$15,000	$229,545
Rentable square feet	44,509	24,629	14,721	41,357	23,748	29,793

Per rentable square foot	$11.45	$10.57	$22.78	$0.67	$0.63	$7.70

Leasing Commissions:
Total dollars committed under signed leases 3/	$21,542	$17,601	$83,077	$1,981	$1,981	$25,236
Rentable square feet	44,509	24,629	14,721	41,357	23,748	29,793

Per rentable square foot	$0.48	$0.71	$5.64	$0.05	$0.08	$0.85

Total:
Total dollars committed under signed leases	$531,015	$278,008	$418,414	$29,488	$16,981	$254,781
Rentable square feet	44,509	24,629	14,721	41,357	23,748	29,793

Per rentable square foot	$11.93	$11.29	$28.42	$0.71	$0.72	$8.55

1/	Includes 9K square feet of leases that start in 2010 or later.
2/	Includes 17K square feet of leases that start in 2009 or later.
3/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	15	12/31/07

Leasing Statistics by Market

For the Three Months Ended As of 12/31/07

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI's Per SF	Lease Commissions Per SF 2/
Atlanta	278,800	5.2	$19.24	$7.78	$3.60
Piedmont Triad	181,437	3.4	16.13	9.22	2.02
Raleigh	88,775	3.3	20.45	3.52	2.07
Richmond	81,790	2.7	19.79	2.82	0.53
Nashville	79,107	4.6	20.24	4.25	2.62
Memphis	68,497	3.9	21.37	9.52	1.78
Kansas City	61,161	6.0	20.48	14.33	4.44
Greenville	54,600	5.0	16.73	17.13	5.02
Tampa	26,238	7.6	25.11	19.51	7.58

	920,405	4.4	$19.16	$8.36	$2.95

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI's Per SF	Lease Commissions Per SF 2/
Piedmont Triad	414,043	1.9	$3.73	$0.04	$0.12
Atlanta	280,765	3.6	4.48	0.09	0.30

	694,808	2.6	$4.03	$0.06	$0.20

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI's Per SF	Lease Commissions Per SF 2/
Kansas City	44,509	5.6	$20.44	$11.45	$0.48

	44,509	5.6	$20.44	$11.45	$0.48

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Lease commisions per square foot excludes capitalized internal leasing costs.

Highwoods Properties, Inc.	16	12/31/07

Rental Rate Comparisons by Market

For the Three Months Ended As of 12/31/07

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Atlanta	278,800	$19.24	$17.76	8.3%
Piedmont Triad	181,437	16.13	16.08	0.3%
Raleigh	88,775	20.45	17.52	16.7%
Richmond	81,790	19.79	18.75	5.5%
Nashville	79,107	20.24	19.58	3.4%
Memphis	68,497	21.37	18.95	12.8%
Kansas City	61,161	20.48	19.62	4.4%
Greenville	54,600	16.73	18.17	-7.9%
Tampa	26,238	25.11	20.95	19.9%

GAAP Rent Growth	920,405	$19.16	$18.00	6.4%

Cash Rent Growth	920,405	$18.48	$19.21	-3.8%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Piedmont Triad	414,043	$3.73	$3.16	18.0%
Atlanta	280,765	4.48	4.55	-1.5%

GAAP Rent Growth	694,808	$4.03	$3.72	8.4%

Cash Rent Growth	694,808	$3.94	$3.87	2.0%

Retail Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent 2/	Percentage Change Rent
Kansas City	44,509	$20.44	$21.05	-2.9%

GAAP Rent Growth	44,509	$20.44	$21.05	-2.9%

Cash Rent Growth	44,509	$19.93	$20.56	-3.1%

Average Cash Rental Rates for All In Place Leases at: 1/ 3/

Type	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Office	$19.14	$18.57	$17.57	$17.49	$17.42
Industrial	5.07	5.14	4.76	4.59	4.74
Retail 2/	31.20	29.66	27.61	26.35	24.45

Weighted average rate	$16.27	$15.89	$14.99	$14.76	$14.70

Annual % growth rate	2.4%	6.0%	1.6%	0.4%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Excludes percentage rent.
3/	Average cash rental rates represent December, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12 and divided by the related leased square feet.

Highwoods Properties, Inc.	17	12/31/07

Lease Expirations

December 31, 2007

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Office: 2/
2008 /3	1,880,418	10.6%	$36,172	$19.24	10.6%
2009	2,286,375	12.9%	45,364	19.84	13.3%
2010	2,459,056	13.8%	51,751	21.05	15.3%
2011	2,623,730	14.7%	50,524	19.26	14.8%
2012	2,284,521	12.8%	46,373	20.30	13.6%
2013	1,316,694	7.4%	24,703	18.76	7.3%
2014	1,320,510	7.4%	22,129	16.76	6.5%
2015	962,435	5.4%	19,303	20.06	5.7%
2016	740,354	4.2%	13,734	18.55	4.0%
2017	934,673	5.3%	17,957	19.21	5.3%
2018 and thereafter	979,698	5.5%	12,380	12.64	3.6%

	17,788,464	100.0%	$340,390	$19.14	100.0%

Industrial:
2008 /4	632,195	10.2%	$3,463	$5.48	11.0%
2009	1,114,535	17.8%	5,883	5.28	18.7%
2010	834,512	13.4%	4,376	5.24	13.9%
2011	1,061,883	17.1%	5,285	4.98	16.7%
2012	427,636	6.9%	2,462	5.76	7.8%
2013	442,636	7.1%	2,480	5.60	7.9%
2014	414,465	6.7%	1,786	4.31	5.7%
2015	271,382	4.4%	983	3.62	3.1%
2016	264,597	4.3%	991	3.75	3.1%
2017	149,600	2.4%	722	4.83	2.3%
2018 and thereafter	604,640	9.7%	3,103	5.13	9.8%

	6,218,081	100.0%	$31,534	$5.07	100.0%

1/	Annualized Cash Revenue is December, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
3/	Includes 53,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
4/	Includes 61,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue.

Note: 2008 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	18	12/31/07

Lease Expirations

December 31, 2007

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Retail:
2008 2/	108,599	8.7%	$2,693	$24.80	6.9%
2009	130,487	10.4%	4,113	31.52	10.5%
2010	96,255	7.7%	3,765	39.11	9.6%
2011	58,702	4.7%	1,895	32.28	4.9%
2012	165,979	13.3%	5,042	30.38	12.9%
2013	69,296	5.5%	2,601	37.53	6.7%
2014	97,976	7.8%	2,218	22.64	5.7%
2015	147,338	11.8%	4,556	30.92	11.7%
2016	65,526	5.2%	2,639	40.27	6.8%
2017	110,420	8.8%	2,782	25.19	7.1%
2018 and thereafter	200,336	16.1%	6,730	33.59	17.2%

	1,250,914	100.0%	$39,034	$31.20	100.0%

Total:
2008 3/ 4/	2,621,212	10.4%	$42,328	$16.15	10.3%
2009	3,531,397	14.0%	55,360	15.68	13.5%
2010	3,389,823	13.4%	59,892	17.67	14.7%
2011	3,744,315	14.8%	57,704	15.41	14.0%
2012	2,878,136	11.4%	53,877	18.72	13.1%
2013	1,828,626	7.2%	29,784	16.29	7.2%
2014	1,832,951	7.3%	26,133	14.26	6.4%
2015	1,381,155	5.5%	24,842	17.99	6.0%
2016	1,070,477	4.2%	17,364	16.22	4.2%
2017	1,194,693	4.7%	21,461	17.96	5.2%
2018 and thereafter	1,784,674	7.1%	22,213	12.45	5.4%

	25,257,459	100.0%	$410,958	$16.27	100.0%

1/	Annualized Cash Revenue is December, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Includes 13,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
3/	Includes 127,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue.
4/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

Note: 2008 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	19	12/31/07

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

			Three Months Ended
			3/31/08 2/	06/30/08	09/30/08	12/31/08	Total
Atlanta	RSF		340,631	2,840	144,708	12,991	501,170
	% of Total Office RSF		1.9%	0.0%	0.8%	0.1%	2.8%
	Annualized Cash Revenue	3/	$5,518	$67	$2,770	$210	$8,565
	% of Total Office Annl Cash Rev		1.6%	0.0%	0.8%	0.1%	2.5%

Greenville	RSF		4,150	0	19,763	0	23,913
	% of Total Office RSF		0.0%	0.0%	0.1%	0.0%	0.1%
	Annualized Cash Revenue	3/	$83	$—	$383	$—	$466
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.1%	0.0%	0.1%

Kansas City	RSF		20,375	10,338	18,521	30,040	79,274
	% of Total Office RSF		0.1%	0.1%	0.1%	0.2%	0.4%
	Annualized Cash Revenue	3/	$441	$199	$395	$615	$1,650
	% of Total Office Annl Cash Rev		0.1%	0.1%	0.1%	0.2%	0.5%

Memphis	RSF		58,211	25,924	15,681	35,892	135,708
	% of Total Office RSF		0.3%	0.1%	0.1%	0.2%	0.8%
	Annualized Cash Revenue	3/	$1,225	$524	$312	$744	$2,805
	% of Total Office Annl Cash Rev		0.4%	0.2%	0.1%	0.2%	0.8%

Nashville	RSF		22,593	39,651	45,313	38,714	146,271
	% of Total Office RSF		0.1%	0.2%	0.3%	0.2%	0.8%
	Annualized Cash Revenue	3/	$345	$772	$896	$888	$2,901
	% of Total Office Annl Cash Rev		0.1%	0.2%	0.3%	0.3%	0.9%

Orlando	RSF		9,950	0	0	0	9,950
	% of Total Office RSF		0.1%	0.0%	0.0%	0.0%	0.1%
	Annualized Cash Revenue	3/	$270	$—	$—	$—	$270
	% of Total Office Annl Cash Rev		0.1%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF		99,888	23,907	24,642	16,079	164,516
	% of Total Office RSF		0.6%	0.1%	0.1%	0.1%	0.9%
	Annualized Cash Revenue	3/	$1,776	$297	$494	$275	$2,842
	% of Total Office Annl Cash Rev		0.5%	0.1%	0.1%	0.1%	0.8%

Raleigh	RSF		174,374	46,740	190,017	45,480	456,611
	% of Total Office RSF		0.9%	0.3%	1.1%	0.3%	2.5%
	Annualized Cash Revenue	3/	$3,016	$896	$4,352	$854	$9,118
	% of Total Office Annl Cash Rev		0.9%	0.3%	1.3%	0.3%	2.7%

Richmond	RSF		89,784	34,907	91,231	10,610	226,532
	% of Total Office RSF		0.5%	0.2%	0.5%	0.1%	1.3%
	Annualized Cash Revenue	3/	$1,774	$684	$1,786	$192	$4,436
	% of Total Office Annl Cash Rev		0.5%	0.2%	0.5%	0.1%	1.3%

Tampa	RSF		22,872	38,985	50,359	13,443	125,659
	% of Total Office RSF		0.1%	0.2%	0.3%	0.1%	0.7%
	Annualized Cash Revenue	3/	$504	$939	$1,036	$334	$2,813
	% of Total Office Annl Cash Rev		0.1%	0.3%	0.3%	0.1%	0.8%

Other	RSF		6,382	4,432	0	0	10,814
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.1%
	Annualized Cash Revenue	3/	$191	$117	$—	$—	$308
	% of Total Office Annl Cash Rev		0.1%	0.0%	0.0%	0.0%	0.1%

Total	RSF		849,210	227,724	600,235	203,249	1,880,418
	% of Total Office RSF		4.7%	1.3%	3.4%	1.1%	10.5%
	Annualized Cash Revenue	3/	$15,143	$4,495	$12,424	$4,112	$36,174
	% of Total Office Annl Cash Rev		4.4%	1.3%	3.6%	1.2%	10.6%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 53,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
3/	Annualized Cash Revenue is December, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	20	12/31/07

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			3/31/08 1/	06/30/08	09/30/08	12/31/08	Total
Atlanta	RSF		41,767	43,000	115,423	0	200,190
	% of Total Industrial RSF		0.7%	0.7%	1.9%	0.0%	3.2%
	Annualized Cash Revenue	2/	$178	$260	$667	$—	$1,105
	% of Total Industrial Annl Cash Rev		0.6%	0.8%	2.1%	0.0%	3.6%

Kansas City	RSF		0	0	0	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Piedmont Triad	RSF		333,944	13,092	5,209	79,760	432,005
	% of Total Industrial RSF		5.4%	0.2%	0.1%	1.3%	6.9%
	Annualized Cash Revenue	2/	$1,601	$194	$56	$509	$2,360
	% of Total Industrial Annl Cash Rev		5.1%	0.6%	0.2%	1.6%	7.5%

Total	RSF		375,711	56,092	120,632	79,760	632,195
	% of Total Industrial RSF		6.0%	0.9%	1.9%	1.3%	10.2%
	Annualized Cash Revenue	2/	$1,779	$454	$723	$509	$3,465
	% of Total Industrial Annl Cash Rev		5.7%	1.4%	2.3%	1.6%	11.0%

1/	Includes 61,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue.
2/	Annualized Cash Revenue is December, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	21	12/31/07

Office Lease Expirations by Market by Year 1/

Dollars in thousands

			2008 2/	2009	2010	2011	Thereafter
Atlanta	RSF		501,170	132,610	96,764	303,613	1,201,500
	% of Total Office RSF		2.8%	0.7%	0.5%	1.7%	6.8%
	Annualized Cash Revenue	3/	$8,564	$1,987	$1,924	$6,402	$20,895
	% of Total Office Annl Cash Rev		2.5%	0.6%	0.6%	1.9%	6.1%

Greenville	RSF		23,913	60,122	53,206	120,645	510,014
	% of Total Office RSF		0.1%	0.3%	0.3%	0.7%	2.9%
	Annualized Cash Revenue	3/	$467	$1,027	$896	$2,130	$8,911
	% of Total Office Annl Cash Rev		0.1%	0.3%	0.3%	0.6%	2.6%

Kansas City	RSF		79,274	106,255	123,061	100,199	359,360
	% of Total Office RSF		0.4%	0.6%	0.7%	0.6%	2.0%
	Annualized Cash Revenue	3/	$1,650	$2,115	$3,230	$2,301	$8,700
	% of Total Office Annl Cash Rev		0.5%	0.6%	0.9%	0.7%	2.6%

Memphis	RSF		135,708	169,320	212,008	164,119	529,055
	% of Total Office RSF		0.8%	1.0%	1.2%	0.9%	3.0%
	Annualized Cash Revenue	3/	$2,806	$3,372	$4,378	$3,064	$10,263
	% of Total Office Annl Cash Rev		0.8%	1.0%	1.3%	0.9%	3.0%

Nashville	RSF		146,271	575,544	483,769	373,387	1,447,802
	% of Total Office RSF		0.8%	3.2%	2.7%	2.1%	8.1%
	Annualized Cash Revenue	3/	$2,901	$11,609	$9,666	$7,467	$23,089
	% of Total Office Annl Cash Rev		0.9%	3.4%	2.8%	2.2%	6.8%

Orlando	RSF		9,950	11,482	77,080	106,313	28,884
	% of Total Office RSF		0.1%	0.1%	0.4%	0.6%	0.2%
	Annualized Cash Revenue	3/	$270	$265	$1,755	$2,218	$711
	% of Total Office Annl Cash Rev		0.1%	0.1%	0.5%	0.7%	0.2%

Piedmont Triad	RSF		164,516	141,899	239,259	419,706	791,323
	% of Total Office RSF		0.9%	0.8%	1.3%	2.4%	4.4%
	Annualized Cash Revenue	3/	$2,842	$2,302	$3,742	$6,309	$12,718
	% of Total Office Annl Cash Rev		0.8%	0.7%	1.1%	1.9%	3.7%

Raleigh	RSF		456,611	474,752	376,259	548,393	1,524,978
	% of Total Office RSF		2.6%	2.7%	2.1%	3.1%	8.6%
	Annualized Cash Revenue	3/	$9,117	$9,617	$7,035	$11,142	$26,864
	% of Total Office Annl Cash Rev		2.7%	2.8%	2.1%	3.3%	7.9%

Richmond	RSF		226,532	213,409	250,144	389,191	911,980
	% of Total Office RSF		1.3%	1.2%	1.4%	2.2%	5.1%
	Annualized Cash Revenue	3/	$4,436	$4,134	$4,703	$7,274	$16,064
	% of Total Office Annl Cash Rev		1.3%	1.2%	1.4%	2.1%	4.7%

Tampa	RSF		125,659	394,197	516,525	96,584	1,214,672
	% of Total Office RSF		0.7%	2.2%	2.9%	0.5%	6.8%
	Annualized Cash Revenue	3/	$2,812	$8,808	$13,738	$2,161	$27,788
	% of Total Office Annl Cash Rev		0.8%	2.6%	4.0%	0.6%	8.2%

Other	RSF		10,814	6,785	30,981	1,580	19,317
	% of Total Office RSF		0.1%	0.0%	0.2%	0.0%	0.1%
	Annualized Cash Revenue	3/	$308	$130	$684	$56	$572
	% of Total Office Annl Cash Rev		0.1%	0.0%	0.2%	0.0%	0.2%

Total	RSF		1,880,418	2,286,375	2,459,056	2,623,730	8,538,885
	% of Total Office RSF		10.6%	12.9%	13.8%	14.7%	48.0%
	Annualized Cash Revenue	3/	$36,173	$45,366	$51,751	$50,524	$156,575
	% of Total Office Annl Cash Rev		10.6%	13.3%	15.1%	14.8%	46.1%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 53,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
3/	Annualized Cash Revenue is December, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	22	12/31/07

Industrial Lease Expirations by Market by Year

Dollars in thousands

			2008 1/	2009	2010	2011	Thereafter
Atlanta	RSF		200,190	327,755	316,221	670,900	1,398,951
	% of Total Industrial RSF		3.2%	5.3%	5.1%	10.8%	22.5%
	Annualized Cash Revenue	2/	$1,103	$2,117	$1,824	$3,733	$6,898
	% of Total Industrial Annl Cash Rev		3.5%	6.7%	5.8%	11.8%	21.9%

Kansas City	RSF		0	1,756	0	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	2/	$—	$20	$—	$—	$—
	% of Total Industrial Annl Cash Rev		0.0%	0.1%	0.0%	0.0%	0.0%

Piedmont Triad	RSF		432,005	785,024	518,291	390,983	1,176,005
	% of Total Industrial RSF		6.9%	12.6%	8.3%	6.3%	18.9%
	Annualized Cash Revenue	2/	$2,360	$3,746	$2,552	$1,552	$5,629
	% of Total Industrial Annl Cash Rev		7.5%	11.9%	8.1%	4.9%	17.9%

Total	RSF		632,195	1,114,535	834,512	1,061,883	2,574,956
	% of Total Industrial RSF		10.2%	17.9%	13.4%	17.1%	41.4%
	Annualized Cash Revenue	2/	$3,463	$5,883	$4,376	$5,285	$12,527
	% of Total Industrial Annl Cash Rev		11.0%	18.7%	13.9%	16.8%	39.7%

1/	Includes 61,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue.
2/	Annualized Cash Revenue is December, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	23	12/31/07

Customer Diversification 1/

December 31, 2007

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Cash Revenue 2/	Percent of Annualized Cash Revenue 2/	Average Remaining Lease Term in Years

Federal Government	1,746,749	$31,626	7.62%	8.3
AT&T	656,905	12,936	3.12%	2.8
Price Waterhouse Coopers	358,611	9,781	2.36%	2.3
State of Georgia	367,986	7,664	1.85%	2.5
T-Mobile USA	207,517	5,680	1.37%	5.9
Metropolitan Life Insurance	262,586	5,022	1.21%	10.0
Lockton Companies	156,255	4,090	0.99%	7.2
Volvo	278,940	3,947	0.95%	4.0
Syniverse Technologies	198,750	3,931	0.95%	8.8
BB&T	238,595	3,768	0.91%	5.0
Northern Telecom	246,000	3,651	0.88%	0.2
Fluor Enterprises	205,036	3,625	0.87%	4.1
SCI Services 3/	162,784	3,605	0.87%	9.6
US Airways	182,775	3,139	0.76%	3.7
Jacobs Engineering Group	181,794	2,918	0.70%	7.7
Vanderbilt University	144,161	2,825	0.68%	7.8
Lifepoint Corporate Services	129,217	2,549	0.61%	3.5
Talecris Biotherapeutics	132,624	2,531	0.61%	4.2
Icon Clinical Research	110,909	2,422	0.58%	5.6
Wachovia	107,487	2,405	0.58%	2.5

	6,075,681	$118,115	28.47%	5.6

By Industry

Category	Percent of Annualized Cash Revenue 2/

Professional, Scientific, and Technical Services	20.1%
Finance/Banking	9.8%
Government/Public Administration	9.8%
Insurance	9.1%
Retail Trade	7.6%
Telecommunication	6.8%
Manufacturing	6.5%
Wholesale Trade	6.0%
Health Care and Social Assistance	5.6%
Real Estate Rental and Leasing	4.2%
Administrative and Support Services	2.9%
Accommodation and Food Services	2.8%
Information	2.8%
Transportation and Warehousing	2.6%
Other Services (except Public Administration)	2.2%
Educational Services	1.2%

100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is December, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Morgan Stanley acquired SCI Services (Saxon Capital, Inc.) on December 4, 2006.

Highwoods Properties, Inc.	24	12/31/07

Same Property Performance

Dollars in thousands

	Three months ended December,		Percentage Change
	2007	2006
Rental revenues 1/	$100,632	$97,531	3.2%
Operating expenses	(38,976)	(37,347)	-4.4%

	61,656	60,184	2.4%
Straight line rent	2,040	1,569	30.1%
Lease termination fees	836	2,167	-61.4%

Net operating income	$64,532	$63,920	1.0%

Average occupancy	91.3%	90.2%	1.2%

Rentable square feet	25,579,000	25,579,000

	Twelve months ended December,		Percentage Change
	2007	2006
Rental revenues 1/	$396,588	$379,540	4.5%
Operating expenses	(149,322)	(142,188)	-5.0%

	247,266	237,352	4.2%
Straight line rent	2,732	7,302	-62.6%
Lease termination fees	2,602	3,523	-26.1%

Net operating income	$252,600	$248,177	1.8%

Average occupancy	90.5%	89.4%	1.3%

Rentable square feet	25,579,000	25,579,000

	Fourth Quarter: 2007 vs 2006		December YTD: 2007 vs 2006
Market	NOI 2/ Percentage Change	Occupancy Percentage Change	NOI 2/ Percentage Change	Occupancy Percentage Change
Atlanta	7.4%	-0.6%	4.6%	1.0%
Greenville	18.6%	6.6%	11.0%	6.6%
Kansas City	.06%	-0.2%	1.5%	-0.4%
Memphis	-3.7%	2.3%	0.0%	2.0%
Nashville	5.9%	2.2%	2.1%	0.7%
Orlando	11.5%	0.0%	-1.6%	-1.3%
Piedmont Triad	-1.3%	-1.2%	-6.2%	-0.9%
Raleigh	-6.8%	8.3%	2.4%	5.5%
Richmond	1.5%	3.0%	1.8%	0.8%
Tampa	-6.4%	-2.6%	3.8%	1.2%

	1.0%	1.2%	1.8%	1.3%

1/	Excludes straight line rents and lease termination fees.
2/	Includes straight line rents and lease termination fees.

Highwoods Properties, Inc.	25	12/31/07

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy		Gross Sales Price
First quarter 2007:
1740-90 Century Center	Atlanta	O	01/17/07	69,000	N/A	2/	$9,530

Red Oak	Raleigh	O	02/02/07	65,000	68.6%
Laurel	Raleigh	O	02/02/07	40,000	85.2%
Global Software	Raleigh	O	02/02/07	93,000	90.4%
Magnolia	Raleigh	O	02/02/07	59,000	68.1%

				257,000	79.0%		$30,416

First quarter totals				326,000	79.0%		$39,946

Second quarter 2007:
Colonial Shops	Kansas City	R	04/25/07	9,000	100.0%		$1,001

Second quarter totals				9,000	100.0%		$1,001

Third quarter 2007:
EKA Chemical	Atlanta	O	09/05/07	80,000	100.0%		$9,550

Oakbrook Summit	Atlanta	I	09/12/07	234,000	95.7%		$11,625

Patewood VII	Greenville	O	09/13/07	72,000	43.0%
770 Pelham Road	Greenville	O	09/13/07	38,000	96.2%

				110,000	61.4%		$11,600
Patewood Business Center	Greenville	I	09/17/07	103,000	25.4%		$4,050

Third quarter totals				527,000	75.4%		$36,825

Fourth quarter 2007:

Lakeview Ridge I	Nashville	O	11/02/07	100,000	100.0%		$10,900

125 Business Park Drive (ALO)	Triad (Winston-Salem)	I	12/13/07	27,000	100.0%		$1,593

Fontaine I, II, III, and IV	Columbia	O	12/14/07	253,000	82.5%		$23,637

Fourth quarter totals				380,000	88.3%		$36,130

2007 totals				1,242,000	80.6%		$113,902

1/	The letters “O”, “I”, and “R” represent Office, Industrial, and Retail, respectively.
2/	This property was scheduled for demolition after its disposition. All tenants vacated this property and it was removed from Highwoods' in-service portfolio prior to 12/31/06, thus it is excluded from all occupancy calculations.

Highwoods Properties, Inc.	26	12/31/07

Development Activity

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/07			Pre Leased %	Estimated Completion Date	Estimated Stabilization Date
In - Process Office:
FAA	Atlanta	O	50,000	$10,213		$1,844		100%	2Q 08	2Q 08
Jackson FBI	Jackson, MS	O	110,000	31,713		2,418		100%	1Q 09	1Q 09
Comcast	Memphis	O	62,000	9,449		3,704		100%	3Q 08	3Q 08
Cool Springs IV	Nashville	O	153,000	27,597		8,932		0%	3Q 08	1Q 10
Centregreen V	Raleigh	O	98,000	15,662		11,076		51%	1Q 08	3Q 09
Glenlake VI	Raleigh	O	122,000	24,448		16,852		57%	1Q 08	3Q 09
RBC Plaza 2/	Raleigh	O	292,000	76,056		44,505		65%	4Q 08	4Q 09

Total or Weighted Average			887,000	$195,138		$89,331		60%

					$	Weighted	%	63%

For Sale Development:
RBC Plaza Condominiums 3/ 4/	Raleigh	RC	139 Units	$42,380		$11,948		139 Contracts	4Q 08	2Q 09
hhgregg ®	Piedmont Triad	R	30,000	5,125		2,070		100%	2Q 08	2Q 08

			30,000	$47,505		$14,018		100%

In-Process Total or Weighted Average 4/			917,000	$242,643		$103,349		61%

					$	Weighted	%	64%

Completed Not Stabilized 5/
Office:
Cordoba	Kansas City	O	46,000	$6,700		$6,579		84%	4Q 06	1Q 08
Berkshire	Orlando	O	99,000	15,096		13,845		100%	3Q 07	2Q 08
Glenlake IV	Raleigh	O	158,000	27,311		25,126		74%	3Q 06	1Q 08
North Shore Commons II	Richmond	O	96,000	14,855		12,063		46%	1Q 07	2Q 08
Highwoods Baycenter I	Tampa	O	208,000	42,024		37,638		78%	3Q 07	4Q 08

Total or Weighted Average			607,000	$105,986		$95,251		76%

					$	Weighted	%	76%

Industrial:
Newpoint V	Atlanta	I	263,000	$12,947		$12,259		88%	2Q 07	2Q 08
Enterprise II	Piedmont Triad	I	418,000	17,222		16,110		72%	4Q 06	4Q 08

			681,000	$30,169		$28,369		78%

					$	Weighted	%	79%

Completed Not Stabilized Total or Weighted Average			1,288,000	$136,155		$123,620		77%

					$	Weighted	%	77%

Grand Total or Weighted Average			2,205,000	$378,798		$226,969		71%

					$	Weighted	%	69%

Placed in Service

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/07			Pre Leased%	Occ%	In-Service Date
ThyssenKrupp	Memphis	O	78,000	$9,377		$9,377		100%	100%	1/10/2007
Highwoods Preserve VII	Tampa	O	115,000	21,245		20,843		100%	100%	2/1/2007	6/
3330 Healy Rd	Piedmont Triad	O	40,000	5,098		4,242		25%	25%	6/1/2007
Healthways	Nashville	O	255,000	58,369		52,557		100%	100%	10/1/2007
Enterprise III	Piedmont Triad	I	120,000	4,831		4,831		100%	100%	10/1/2007
Dept. of Homeland Security	Atlanta	O	91,000	21,773		20,514		100%	97%	10/1/2007
Stony Point IV	Richmond	O	107,000	13,228		13,125		96%	96%	11/1/2007
Cool Springs III	Nashville	O	153,000	22,911		22,786		100%	95%	12/1/2007

Total or Weighted Average			959,000	$156,832		$148,275		96%	95%

					$	Weighted	%	98%	96%

1/	The Letters “O”, “I”, “R” and “RC” represent: Office, Industrial, Retail and For Sale Residential Condominiums, respectively.
2/	Includes ancillary retail space on the ground level of approximately 11,000 square feet.
3/	In January 2007 the Company executed a Joint Venture agreement for this development. The Company will have a 93% interest and will consolidate this Joint Venture. The investment amounts shown represent the Company's 93% share.
4/	As of 12/31/07, all units are under contract. Condo units and contract numbers are not part of In-Process Total or Weighted Average for SF & Pre-Leasing percentage.
5/	“Completed Not Stabilized” and Redevelopment properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-Process.
6/	29,000 sf is leased but will not be occupied until 4Q 08; this 29,000 sf is not included in our In-Service portfolio rentable sf until occupied.

Highwoods Properties, Inc.	27	12/31/07

Development Land

December 31, 2007

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
Atlanta	242	$26,865
Raleigh	190	43,616
Greensboro	47	12,487
Baltimore	39	10,700
Richmond	33	8,325
Tampa	26	15,949
Nashville	16	7,859
Memphis	15	3,620
Orlando	15	15,028
Winston-Salem	10	2,138
Kansas City	1	2,100

Total 1/2/	634	$148,687

1/	Developable square footage on core land holdings, which constitute 493 of the total 634 acres, is approximately 4.9 million of office space and 2.7 million of industrial space.
2/	Includes 40 acres ($10.7 million based on expected gross proceeds) included in property held for sale at December 31, 2007.

Highwoods Properties, Inc.	28	12/31/07

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2007:
None

Second quarter 2007:
None

Third quarter 2007:
None

Fourth quarter 2007:
None

Highwoods Properties, Inc.	29	12/31/07

Unconsolidated Joint Ventures Assets, Debt and Liabilities

December 31, 2007

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own%	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$7,103	$—	$378
Dallas County Partners I, LP	O/I	50.0%	38,016	49,334	52,819
Dallas County Partners II, LP	O	50.0%	14,948	16,642	18,082
Dallas County Partners III, LP	O	50.0%	36	—	37
Fountain Three	O/I /R	50.0%	28,831	32,952	35,143
RRHWoods, LLC	O/M	50.0%	87,562	80,533	84,824
Kessinger/Hunter, LLC	—	26.5%	8,260	—	582
4600 Madison Associates, LP	O	12.5%	18,261	13,560	13,969
Highwoods DLF 98/29, LP	O	22.8%	153,329	75,688	82,682
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	102,646	55,815	58,996
Concourse Center Associates, LLC	O	50.0%	13,531	8,911	9,082
Plaza Colonnade, LLC	O/R	50.0%	73,120	66,842	67,921
Highwoods KC Glenridge Office, LP	O	40.0%	22,310	16,500	17,022
Highwoods KC Glenridge Land, LP	O	40.0%	775	—	96
Highwoods KC Orlando, LLC	O	40.0%	205,703	141,980	149,348
Weston Lakeside, LLC	M	50.0%	—	—	—

Total			$774,431	$558,757	$590,981

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own%	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$3,480	$—	$185
Dallas County Partners I, LP	O/ I	50.00%	19,008	24,667	26,410
Dallas County Partners II, LP	O	50.00%	7,474	8,321	9,041
Dallas County Partners III, LP	O	50.00%	18	—	19
Fountain Three	O/I /R	50.00%	14,416	16,476	17,572
RRHWoods, LLC	O/ M	50.00%	43,781	40,267	42,412
Kessinger/Hunter, LLC	—	26.50%	2,189	—	154
4600 Madison Associates, LP	O	12.50%	2,283	1,695	1,746
Highwoods DLF 98/29, LP	O	22.81%	34,974	17,264	18,860
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	44,066	23,961	25,327
Concourse Center Associates, LLC	O	50.00%	6,766	4,456	4,541
Plaza Colonnade, LLC	O/R	50.00%	36,560	33,421	33,961
Highwoods KC Glenridge Office, LP	O	40.00%	8,924	6,600	6,809
Highwoods KC Glenridge Land, LP	O	40.00%	310	—	38
Highwoods KC Orlando, LLC	O	40.00%	82,281	56,792	59,739
Weston Lakeside, LLC	M	50.00%	—	—	—

Total 2/			$306,530	$233,920	$246,814

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.
2/	Highwoods' share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 30	12/31/07

Unconsolidated Joint Ventures Income

For the Three Months Ended December 31, 2007

Dollars in thousands

		Venture’s Books
Joint Venture	Own%	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$552	$393	$—	$229	$—	$(70)
Dallas County Partners I, LP	50.00%	3,430	1,943	776	639	—	72
Dallas County Partners II, LP	50.00%	1,633	757	417	172	—	287
Dallas County Partners III, LP	50.00%	49	57	—	1	—	(9)
Fountain Three	50.00%	1,906	991	526	411	—	(22)
RRHWoods, LLC	50.00%	4,295	2,396	1,075	1,082	—	(258)
Kessinger/Hunter, LLC	26.50%	2,121	1,309	—	147	—	665
4600 Madison Associates, LP	12.50%	1,223	589	237	398	—	(1)
Highwoods DLF 98/29, LP	22.80%	4,598	1,486	1,261	1,212	—	639
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	4,258	1,421	1,080	1,018	—	739
Concourse Center Associates, LLC	50.00%	487	140	162	77	—	108
Plaza Colonnade, LLC	50.00%	2,514	885	979	556	—	94
Highwoods KC Glenridge Office, LP	40.00%	825	387	210	164	—	64
Highwoods KC Glenridge Land, LP	40.00%	—	2	—	—	—	(2)
Highwoods KC Orlando, LLC	40.00%	8,197	3,438	1,871	2,054	—	834
Weston Lakeside, LLC	50.00%	—	—	—	—	—	—

Total		$36,088	$16,194	$8,594	$8,160	$—	$3,140

		Highwoods’ Share of Joint Venture
Joint Venture	Own%	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$270	$192	$—	$112	$—	$(34)
Dallas County Partners I, LP	50.00%	1,715	971	388	320	—	36
Dallas County Partners II, LP	50.00%	817	378	208	86	—	145
Dallas County Partners III, LP	50.00%	25	29	—	1	—	(5)
Fountain Three	50.00%	953	495	263	205	—	(10)
RRHWoods, LLC	50.00%	2,147	1,198	537	541	—	(129)
Kessinger/Hunter, LLC	26.50%	562	347	—	39	—	176
4600 Madison Associates, LP	12.50%	153	74	29	50	—	—
Highwoods DLF 98/29, LP	22.81%	1,049	339	287	276	—	147
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,828	610	464	437	—	317
Concourse Center Associates, LLC	50.00%	243	70	81	39	—	53
Plaza Colonnade, LLC	50.00%	1,257	442	489	278	—	48
Highwoods KC Glenridge Office, LP	40.00%	330	155	84	66	—	25
Highwoods KC Glenridge Land, LP	40.00%	—	—	—	—	—	—
Highwoods KC Orlando, LLC	40.00%	3,278	1,375	749	822	—	332
Weston Lakeside, LLC	50.00%	—	—	—	—	—	—

Total 1/ 2/		$14,627	$6,675	$3,579	$3,272	$—	$1,101

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 31	12/31/07

Unconsolidated Joint Ventures Income

For the Year Ended December 31, 2007

Dollars in thousands

		Venture’s Books
Joint Venture	Own%	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$2,278	$1,715	$5	$527	$—	$31
Dallas County Partners I, LP	50.00%	12,479	6,750	3,139	2,475	—	115
Dallas County Partners II, LP	50.00%	6,255	2,776	1,776	696	—	1,007
Dallas County Partners III, LP	50.00%	195	223	—	5	—	(33)
Fountain Three	50.00%	7,471	3,696	2,207	1,602	—	(34)
RRHWoods, LLC	50.00%	16,814	9,154	4,262	4,260	—	(862)
Kessinger/Hunter, LLC	26.50%	7,518	5,173	—	621	—	1,724
4600 Madison Associates, LP	12.50%	4,841	2,269	969	1,668	—	(65)
Highwoods DLF 98/29, LP	22.80%	21,241	5,944	4,456	4,824	9,311	15,328
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	16,703	5,539	4,349	4,079	—	2,736
Concourse Center Associates, LLC	50.00%	2,014	542	654	315	—	503
Plaza Colonnade, LLC	50.00%	9,697	3,576	3,918	2,153	—	50
Highwoods KC Glenridge Office, LP	40.00%	3,557	1,630	827	645	—	455
Highwoods KC Glenridge Land, LP	40.00%	—	36	—	—	—	(36)
Highwoods KC Orlando, LLC	40.00%	32,316	12,970	7,504	7,717	—	4,125
Weston Lakeside, LLC	50.00%	222	201	193	329	11,310	10,809

Total		$143,601	$62,194	$34,259	$31,916	$20,621	$35,853

		Highwoods’ Share of Joint Venture
Joint Venture	Own%	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$1,116	$840	$2	$258	$—	$16
Dallas County Partners I, LP	50.00%	6,240	3,375	1,570	1,238	—	57
Dallas County Partners II, LP	50.00%	3,128	1,388	888	348	—	504
Dallas County Partners III, LP	50.00%	98	112	—	3	—	(17)
Fountain Three	50.00%	3,736	1,848	1,104	801	—	(17)
RRHWoods, LLC	50.00%	8,407	4,577	2,131	2,130	—	(431)
Kessinger/Hunter, LLC	26.50%	1,992	1,371	—	165	—	456
4600 Madison Associates, LP	12.50%	605	284	121	209	—	(9)
Highwoods DLF 98/29, LP	22.81%	4,845	1,356	1,016	1,100	2,124	3,497
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	7,171	2,378	1,867	1,751	—	1,175
Concourse Center Associates, LLC	50.00%	1,007	271	327	158	—	251
Plaza Colonnade, LLC	50.00%	4,849	1,788	1,959	1,077	—	25
Highwoods KC Glenridge Office, LP	40.00%	1,423	652	331	258	—	182
Highwoods KC Glenridge Land, LP	40.00%	—	14	—	—	—	(14)
Highwoods KC Orlando, LLC	40.00%	12,926	5,188	3,002	3,087	—	1,649
Weston Lakeside, LLC 1/	50.00%	111	101	97	165	5,034	4,782

Total 2/ 3/		$57,654	$25,543	$14,415	$12,748	$7,158	$12,106

1/	Highwoods’ share of Gain on Sale is less than 50% for Weston Lakeside, LLC due to the preferred return to Crosland as the developer.
2/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
3/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 32	12/31/07

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands

Joint Venture	Own%	Lender	Interest Rate	Maturity Date	Loan Balance 12/31/07
Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	$42,054
Dallas County Partners I, LP	50.0%	Thrivent	8.45%	Aug-10	1,587
Dallas County Partners I, LP	50.0%	Regions	6.30%	Jun-14	3,484
Dallas County Partners I, LP	50.0%	Sun Life	5.92%	Feb-16	1,044
Dallas County Partners I, LP	50.0%	Bankers Trust	8.00%	Jul-11	1,165

			6.31%		49,334
Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.19%	Jun-13	16,642
Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	16,785
Fountain Three	50.0%	Thrivent	6.01%	Oct-10	3,709
Fountain Three	50.0%	Thrivent	6.01%	Apr-09	3,709
Fountain Three	50.0%	Lehman Brothers	8.02%	Jul-09	3,492
Fountain Three	50.0%	Thrivent	7.00%	Sep-12	5,257

			6.47%		32,952
RRHWoods, LLC	50.0%	Industrial Revenue Bonds 2/	3.38%	Nov-15	23,000
RRHWoods, LLC	50.0%	Bank of America	6.80%	Sep-12	26,459
RRHWoods, LLC	50.0%	Industrial Revenue Bonds 2/	3.37%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds 2/	3.41%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	4,644
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.85%	Mar-16	7,433
RRHWoods, LLC	50.0%	UNUM Life Insurance Company	5.67%	Mar-17	4,013
RRHWoods, LLC	50.0%	Regions	6.30%	Jun-14	3,484

			5.14%		80,533
Plaza Colonnade, LLC	50.0%	Met Life	5.72%	Jan-17	48,727
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.38%	Mar-10	1,818
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.00%	Mar-16	4,394
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.90%	Mar-24	11,903

			5.76%		66,842
4600 Madison Associates, LLC	12.5%	State Farm	6.85%	Apr-18	13,560
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.78%	Apr-11	48,038
Highwoods DLF 98/29, LP	22.8%	Goldman Sachs	6.11%	Jul-17	27,650
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.66%	May-12	55,815
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	6.95%	Jul-10	8,911
Highwoods KC Orlando, LLC	40.0%	Met Life	5.21%	Jul-14	141,980
Highwoods KC Glenridge Office	40.0%	Wachovia	4.84%	Jun-14	16,500

			6.07%		312,454

			6.07%		$558,757

Highwoods' share of the above					$233,920

1/	Excludes loans related to two “consolidated” joint ventures.
2/	Floating rate loan based on market rates.

Highwoods Properties, Inc.	33	12/31/07

Joint Ventures Portfolio Summary

As of December 31, 2007

Summary by Location:

				Percentage of Annualized Cash Revenue Highwoods' Share Only 1/
Market	Rentable Square Feet	Occupancy	Office	Industrial	Retail	Multi-Family	Total
Des Moines 2/	2,505,000	92.3%	28.7%	4.3%	1.0%	3.3%	37.3%
Orlando	1,853,000	91.2%	29.1%	—	—	—	29.1%
Atlanta	835,000	97.2%	12.1%	—	—	—	12.1%
Kansas City	714,000	83.0%	8.2%	—	—	—	8.2%
Richmond	413,000	100.0%	5.0%	—	—	—	5.0%
Piedmont Triad	364,000	96.9%	3.4%	—	—	—	3.4%
Tampa	205,000	98.8%	2.0%	—	—	—	2.0%
Raleigh	178,000	100.0%	1.6%	—	—	—	1.6%
Charlotte	148,000	100.0%	0.8%	—	—	—	0.8%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total 3/	7,325,000	93.0%	91.4%	4.3%	1.0%	3.3%	100.0%

1/	Annualized Cash Revenue is December, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes 418 apartment units and related occupancy percentage of 95.1%.
3/	Includes 618,000 square feet of properties in joint ventures that are consolidated.

Highwoods Properties, Inc.	34	12/31/07

Joint Ventures Lease Expirations

December 31, 2007

Dollars in thousands

Year	Rentable Square Feet Expiring 1/	Percent of Rentable Square Feet 1/	Annualized Cash Revenue 2/	Average Rental Rate 2/	Percent of Annualized Cash Revenue 1/
Total
2008	1,120,687	16.3%	$20,094	$17.93	15.3%
2009	651,654	9.5%	13,636	20.93	10.4%
2010	832,008	12.2%	15,566	18.71	11.9%
2011	986,705	14.5%	19,054	19.31	14.6%
2012	571,951	8.4%	12,198	21.33	9.3%
2013	1,036,464	15.2%	17,448	16.83	13.4%
2014	468,728	6.9%	10,536	22.48	8.1%
2015	651,037	9.5%	11,213	17.22	8.6%
2016	101,873	1.5%	1,121	11.00	0.9%
2017	236,693	3.5%	5,812	24.56	4.5%
2018 and thereafter	169,150	2.5%	3,877	22.92	3.0%

	6,826,950	100.0%	$130,555	$19.12	100.0%

1/	Includes square feet expiring in properties in joint ventures that are consolidated.
2/	Annualized Cash Revenue is December, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	35	12/31/07

Joint Venture Acquisition and Disposition Activity

Dollars in thousands

Acquisitions

Name	Market	Type 1/	Date Acquired	Square Footage	Total Cost 2/
First quarter 2007:
None
Second quarter 2007:
Eola Park Centre	Orlando	O	05/21/07	167,000	$8,958

Second quarter totals				167,000	$8,958

Third quarter 2007:
None
Fourth quarter 2007:
None

2007 totals				167,000	$8,958

Dispositions

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price 2/
First quarter 2007:
Weston Lakeside 3/	Raleigh	M	02/22/07	322 Units	N/A	$22,500
3404 North Duke Street 4/	Raleigh	O	03/12/07	67,000	100.0%
4020 North Roxboro Road 4/	Raleigh	O	03/12/07	42,000	100.0%
4101 North Roxboro Road 4/	Raleigh	O	03/12/07	56,000	100.0%
Fairfield I 4/	Raleigh	O	03/12/07	51,000	100.0%
Fairfield II 4/	Raleigh	O	03/12/07	60,000	96.9%

				276,000	99.3%	$7,801

First quarter totals				276,000	99.3%	$30,301

Second quarter 2007:
None
Third quarter 2007:
None
Fourth quarter 2007:
None

2007 totals				276,000	99.3%	$30,301

1/	The letters “O” and “M” represent Office and Multi-Family, respectively.
2/	Reflects Highwoods pro-rata share only.
3/	The Weston Lakeside properties were owned by a 50% owned joint venture.
4/	These properties were 22.81% owned properties through the DLF 98/29 joint venture.

Highwoods Properties, Inc.	36	12/31/07

Joint Venture Development Activity

Dollars in thousands

Placed in Service
Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/07	Pre- Leasing	In-Service Date
Brickstone	50%	Des Moines	31,000	$5,149	$4,691	64%	12/01/07

Highwoods’ Share of the above				$2,575	$2,346

Highwoods Properties, Inc.	37	12/31/07